Summary of Significant Accounting Policies and Recent Accounting Pronouncements (Policies)	12 Months Ended
Dec. 31, 2020
Accounting Policies [Abstract]
Principles of Consolidation	The accounting policies of UScellular conform to accounting principles generally accepted in the United States of America (GAAP) as set forth in the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC). Unless otherwise specified, references to accounting provisions and GAAP in these notes refer to the requirements of the FASB ASC. The consolidated financial statements include the accounts of UScellular, subsidiaries in which it has a controlling financial interest, general partnerships in which UScellular has a majority partnership interest and certain entities in which UScellular has a variable interest that requires consolidation under GAAP. See Note 14 — Variable Interest Entities for additional information relating to UScellular’s VIEs. Intercompany accounts and transactions have been eliminated.
Use of Estimates	The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (a) the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and (b) the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates. Significant estimates are involved in accounting for indefinite-lived intangible assets and income taxes.
Cash, Cash Equivalents and Restricted Cash	Cash and cash equivalents include cash and highly liquid investments with original maturities of three months or less. Cash and cash equivalents subject to contractual restrictions are classified as restricted cash.
Accounts Receivable	Accounts receivable consist primarily of amounts owed by customers for wireless services and equipment sales, including sales of certain devices and accessories under installment plans, by agents and third-party distributors for sales of equipment to them and by other wireless carriers whose customers have used UScellular’s wireless systems.
Allowance for Doubtful Accounts	UScellular estimates expected credit losses related to accounts receivable balances based on a review of available and relevant information including current economic conditions, projected economic conditions, historical loss experience, account aging, and other factors that could affect collectability. Expected credit losses are determined for each pool of accounts receivable balances that share similar risk characteristics. The allowance for doubtful accounts is the best estimate of the amount of expected credit losses related to existing accounts receivable. UScellular does not have any off-balance sheet credit exposure related to its customers.
Inventory	Inventory consists primarily of wireless devices stated at the lower of cost, which approximates cost determined on the first-in first-out basis, or net realizable value. Net realizable value is determined by reference to the stand-alone selling price.
Licenses
Licenses consist of direct and incremental costs incurred in acquiring Federal Communications Commission (FCC) wireless spectrum licenses that generally provide UScellular with the exclusive right to utilize designated radio spectrum within specific geographic service areas to provide wireless service. Although wireless spectrum licenses are issued for a fixed period of time, generally ten years, or in some cases twelve or fifteen years, the FCC has granted license renewals routinely and at a nominal cost. The wireless spectrum licenses held by UScellular expire at various dates. UScellular believes that it is probable that its future wireless spectrum license renewal applications will be granted. UScellular determined that there are currently no legal, regulatory, contractual, competitive, economic or other factors that limit the useful lives of the wireless spectrum licenses. Therefore, UScellular has determined that wireless spectrum licenses are indefinite-lived intangible assets.
UScellular performs its annual impairment assessment of wireless spectrum licenses as of November 1 of each year or more frequently if there are events or circumstances that cause UScellular to believe it is more likely than not that the carrying value of wireless spectrum licenses exceeds fair value. For purposes of its impairment testing, UScellular separated its FCC wireless spectrum licenses into eight units of accounting. The eight units of accounting consisted of one unit of accounting for developed operating market wireless spectrum licenses (built wireless spectrum licenses) and seven units of accounting for geographic non-operating market wireless spectrum licenses (unbuilt wireless spectrum licenses).
UScellular performed a qualitative impairment assessment in 2020 and a quantitative impairment assessment in 2019 to determine whether the wireless spectrum licenses were impaired. Based on the impairment assessments performed, UScellular did not have an impairment of its wireless spectrum licenses in 2020 or 2019.
Investments in Unconsolidated Entities	For its equity method investments for which financial information is readily available, UScellular records its equity in the earnings of the entity in the current period. For its equity method investments for which financial information is not readily available, UScellular records its equity in the earnings of the entity on a one quarter lag basis.
Property, Plant and Equipment
UScellular’s Property, plant and equipment is stated at the original cost of construction or purchase including capitalized costs of certain taxes, payroll-related expenses, interest and estimated costs to remove the assets.
Expenditures that enhance the productive capacity of assets in service or extend their useful lives are capitalized and depreciated. Expenditures for maintenance and repairs of assets in service are charged to System operations expense or Selling, general and administrative expense, as applicable. Retirements and disposals of assets are recorded by removing the original cost of the asset (along with the related accumulated depreciation) from plant in service and recording it, together with proceeds, if any, and net removal costs (removal costs less an applicable accrued asset retirement obligation and salvage value realized), as a gain or loss, as appropriate.
UScellular capitalizes certain costs of developing new information systems. Software licenses that qualify for capitalization as an asset are accounted for as the acquisition of an intangible asset and the incurrence of a liability to the extent that the license fees are not fully paid at acquisition.

Depreciation and Amortization
Depreciation is provided using the straight-line method over the estimated useful life of the related asset.
UScellular depreciates leasehold improvement assets over periods ranging from one year to thirty years; such periods approximate the shorter of the assets’ economic lives or the specific lease terms.

Useful lives of specific assets are reviewed throughout the year to determine if changes in technology or other business changes would warrant accelerating the depreciation of those specific assets. There were no material changes to the assigned useful lives of the various categories of property, plant and equipment in 2020, 2019 or 2018. However, in 2020 and 2019, depreciation for certain specific assets was accelerated due to changes in technology. See Note 9 — Property, Plant and Equipment for additional details related to useful lives.

Impairment of Long-Lived Assets
UScellular reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the assets might be impaired.
UScellular has one asset group for purposes of assessing property, plant and equipment for impairment based on the integrated nature of its assets and operations. The cash flows generated by this single interdependent asset group represent the lowest level for which identifiable cash flows are largely independent of the cash flows of other groups of assets and liabilities.

Agent Liabilities	UScellular has relationships with agents, which are independent businesses that obtain customers for UScellular. At December 31, 2020 and 2019, UScellular had accrued $55 million and $59 million, respectively, in agent related liabilities. These amounts are included in Other current liabilities in the Consolidated Balance Sheet.
Debt Issuance Costs	Debt issuance costs include underwriters’ and legal fees and other charges related to issuing and renewing various borrowing instruments and other long–term agreements, and are amortized over the respective term of each instrument. Debt issuance costs related to UScellular’s revolving credit agreement and receivables securitization agreement are recorded in Other assets and deferred charges in the Consolidated Balance Sheet. All other debt issuance costs are presented as an offset to the related debt obligation in the Consolidated Balance Sheet.
Asset Retirement Obligations	UScellular records asset retirement obligations for the fair value of legal obligations associated with asset retirements and a corresponding increase in the carrying amount of the related long-lived asset in the period in which the obligations are incurred. In periods subsequent to initial measurement, UScellular recognizes changes in the liability resulting from the passage of time and updates to the timing or the amount of the original estimates. The liability is accreted to its estimated settlement date value over the period to the estimated settlement date. The change in the carrying amount of the long-lived asset is depreciated over the average remaining life of the related asset.
Treasury Shares	Common Shares repurchased by UScellular are recorded at cost as treasury shares and result in a reduction of equity. When treasury shares are reissued, UScellular determines the cost using the first-in, first-out cost method. The difference between the cost of the treasury shares and reissuance price is included in Additional paid-in capital or Retained earnings.
Revenue Recognition	Revenues from sales of equipment and products are recognized when control has transferred to the customer, agent or third-party distributor. Service revenues are recognized as the related service is provided.
The following is a description of principal activities from which UScellular generates its revenues.

Services and products	Nature, timing of satisfaction of performance obligations, and significant payment terms

Wireless services
Wireless service includes voice, messaging and data services. Revenue is recognized in Service revenues as wireless service is provided to the customer. Wireless services generally are billed and paid in advance on a monthly basis.

Wireless devices and accessories	UScellular offers a comprehensive range of wireless devices such as handsets, tablets, mobile hotspots, home phones and routers for use by its customers, as well as accessories. UScellular also sells wireless devices to agents and other third-party distributors for resale. UScellular frequently discounts wireless devices sold to new and current customers. UScellular also offers customers the option to purchase certain devices and accessories under installment contracts over a specified time period. For certain equipment installment plans, after a specified period of time, the customer may have the right to upgrade to a new device. Such upgrades require the customer to enter into an equipment installment contract for the new device, and transfer the existing device to UScellular. UScellular recognizes revenue in Equipment sales revenues when control of the device or accessory is transferred to the customer, agent or third-party distributor, which is generally upon delivery.

Wireless roaming	UScellular receives roaming revenues when other wireless carriers’ customers use UScellular’s wireless systems. UScellular recognizes revenue in Service revenues when the roaming service is provided.

Wireless Eligible Telecommunications Carrier (ETC) Revenues	Telecommunications companies may be designated by states, or in some cases by the FCC, as an ETC to receive support payments from the Universal Service Fund if they provide specified services in “high cost” areas. ETC revenues recognized in the reporting period represent the amounts which UScellular is entitled to receive for such period, as determined and approved in connection with UScellular’s designation as an ETC in various states.

Wireless tower rents	UScellular receives tower rental revenues when another carrier leases tower space on a UScellular owned tower. UScellular recognizes revenue in Service revenues in the period during which the services are provided.
Significant Judgments
As a practical expedient, UScellular groups similar contracts or similar performance obligations together into portfolios of contracts or performance obligations if doing so does not result in a significant difference from accounting for the individual contracts discretely. UScellular applies this grouping method for the following types of transactions: device activation fees, contract acquisition costs, and certain customer promotions. Contract portfolios are recognized over the respective expected customer lives or terms of the contracts.
Services are deemed to be highly interrelated when the method and timing of transfer and performance risk are the same. Highly interrelated services that are determined to not be distinct have been grouped into a single performance obligation. Each month of services promised is a performance obligation. The series of monthly service performance obligations promised over the course of the contract are combined into a single performance obligation for purposes of the allocation.
UScellular has made judgments regarding transaction price, including but not limited to issues relating to variable consideration, time value of money, returns and non-cash consideration. When determined to be significant in the context of the contract, these items are considered in the valuation of transaction price at contract inception or modification, as appropriate.
Multiple Performance Obligations
UScellular sells bundled service and equipment offerings. In these instances, UScellular recognizes its revenue based on the relative standalone selling prices for each distinct service or equipment performance obligation, or bundles thereof. UScellular estimates the standalone selling price of the device or accessory to be its retail price excluding discounts. UScellular estimates the standalone selling price of wireless service to be the price offered to customers on month-to-month contracts.
Incentives
Discounts, incentives, and rebates to agents and end customers that are deemed cash are recognized as a reduction of Operating revenues concurrently with the associated revenue.
From time to time, UScellular may offer certain promotions to incentivize customers to switch to, or to purchase additional services from, UScellular. Under these types of promotions, an eligible customer may receive an incentive in the form of a discount off additional services purchased shown as a credit to the customer’s monthly bill. UScellular accounts for the future discounts as material rights at the time of the initial transaction by allocating and deferring revenue based on the relative proportion of the future discounts in comparison to the aggregate initial purchase. The deferred revenue will be recognized as service revenue in future periods.
Amounts Collected from Customers and Remitted to Governmental Authorities
UScellular records amounts collected from customers and remitted to governmental authorities on a net basis within a liability account if the amount is assessed upon the customer and UScellular merely acts as an agent in collecting the amount on behalf of the imposing governmental authority. If the amount is assessed upon UScellular, then amounts collected from customers are recorded in Service revenues and amounts remitted to governmental authorities are recorded in Selling, general and administrative expenses in the Consolidated Statement of Operations. The amounts recorded gross in revenues that are billed to customers and remitted to governmental authorities totaled $56 million, $53 million and $67 million for 2020, 2019 and 2018, respectively.
For contracts that involve multiple element service and equipment offerings, the transaction price is allocated to each performance obligation based on its relative standalone selling price. When payment is collected in advance of delivery of goods or services, a contract liability is recorded. A contract asset is recorded when revenue is recognized in advance of UScellular’s right to receive consideration. Once there is an unconditional right to receive the consideration, UScellular bills the customer under the terms of the respective contract and the amounts are recorded as receivables.
UScellular recognizes Equipment sales revenue when the equipment is delivered to the customer and a corresponding contract asset or liability is recorded for the difference between the amount of revenue recognized and the amount billed to the customer in cases where discounts are offered. The contract asset or liability is reduced over the contract term as service is provided and billed to the customer.
As practical expedients, revenue related to contracts of less than one year, generally month-to-month contracts, and contracts with a fixed per-unit price and variable quantity, are excluded from these estimates.UScellular expects that commission fees paid as a result of obtaining contracts are recoverable and therefore UScellular defers and amortizes these costs.As a practical expedient, costs with an amortization period of one year or less are expensed as incurred. Deferred commission fees are amortized based on the timing of transfer of the goods or services to which the assets relate, typically the contract term.
Advertising Costs	UScellular expenses advertising costs as incurred. Advertising costs totaled $196 million, $212 million and $215 million in 2020, 2019 and 2018, respectively.
Income Taxes	UScellular is included in a consolidated federal income tax return with other members of the TDS consolidated group. For financial statement purposes, UScellular and its subsidiaries calculate their income, income taxes and credits as if they comprised a separate affiliated group. Under a tax allocation agreement between TDS and UScellular, UScellular remits its applicable income tax payments to and receives applicable tax refunds from TDS. UScellular had a tax receivable balance with TDS of $125 million and $46 million as of December 31, 2020, and 2019, respectively.Deferred taxes are computed using the liability method, whereby deferred tax assets are recognized for future deductible temporary differences and operating loss carryforwards, and deferred tax liabilities are recognized for future taxable temporary differences. Both deferred tax assets and liabilities are measured using the enacted tax rates in effect when the temporary differences are expected to reverse. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment. Deferred tax assets are reduced by a valuation allowance when it is more likely than not that some portion or all of the deferred tax assets will not be realized. UScellular evaluates income tax uncertainties, assesses the probability of the ultimate settlement with the applicable taxing authority and records an amount based on that assessment. Deferred taxes are reported as a net non-current asset or liability by jurisdiction. Any corresponding valuation allowance to reduce the amount of deferred tax assets is also recorded as non-current.
Stock-Based Compensation and Other Plans	UScellular has established a long-term incentive plan and a non-employee director compensation plan. These plans are considered compensatory plans and, therefore, recognition of costs for grants made under these plans is required.UScellular recognizes stock compensation expense based upon the fair value of the specific awards granted using established valuation methodologies. The amount of stock compensation cost recognized on either a straight-line basis or graded attribution method is based on the portion of the award that is expected to vest over the requisite service period, which generally represents the vesting period. Stock-based compensation cost recognized has been reduced for estimated forfeitures. Forfeitures are estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates.
Defined Contribution Plans
UScellular participates in a qualified noncontributory defined contribution pension plan sponsored by TDS; such plan provides pension benefits for the employees of UScellular and its subsidiaries. Under this plan, pension benefits and costs are calculated separately for each participant and are funded currently. Pension costs were $12 million, $11 million and $11 million in 2020, 2019 and 2018, respectively.
UScellular also participates in a defined contribution retirement savings plan (401(k) plan) sponsored by TDS. Total costs incurred for UScellular’s contributions to the 401(k) plan were $15 million, $14 million and $15 million in 2020, 2019 and 2018, respectively.
Recently Adopted Accounting Pronouncements
In June 2016, the FASB issued Accounting Standards Update 2016-13, Financial Instruments - Credit Losses: Measurement of Credit Losses on Financial Instruments and subsequently amended the standard with additional Accounting Standards Updates, collectively referred to as ASC 326. This standard requires entities to use a new forward-looking, expected loss model to estimate credit losses and requires additional disclosures relating to the credit quality of trade and other receivables. UScellular adopted the provisions of ASC 326 on January 1, 2020, using a modified retrospective method. Under this method, UScellular applied the new accounting standard only to the most recent period presented, recognizing the cumulative effect of the accounting change, as an adjustment to the beginning balance of retained earnings. Accordingly, prior periods have not been recast to reflect the new accounting standard. The cumulative effect of applying the provisions of ASC 326 had no material impact on retained earnings.
In August 2018, the FASB issued Accounting Standards Update 2018-15, Intangibles - Goodwill and Other - Internal-Use Software: Customer's Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service Contract (ASU 2018-15). ASU 2018-15 aligns the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the existing guidance for capitalizing implementation costs for an arrangement that has a software license. The service element of a hosting arrangement will continue to be expensed as incurred. Any capitalized implementation costs will be amortized over the period of the service contract. UScellular adopted ASU 2018-15 on January 1, 2020, using the prospective method. The adoption of ASU 2018-15 did not have a significant impact on UScellular's financial position or results of operations.
UScellular's cloud-hosted arrangements that are service contracts consist primarily of software used to perform administrative functions. Implementation costs related to UScellular's cloud-hosted arrangements, which are recorded in Prepaid expenses and Other assets and deferred charges in the Consolidated Balance Sheet, were as follows:

December 31,	2020
(Dollars in millions)
Implementation costs, gross	$67
Accumulated amortization	(13)
Implementation costs, net	$54
These costs are amortized over the period of the service contract, which is generally three to five years. Amortization of implementation costs was $11 million for the year ended December 31, 2020 and was included in Selling, general and administrative expenses.

Lessee Agreements	A lease is generally present in a contract if the lessee controls the use of identified property, plant or equipment for a period of time in exchange for consideration. See Note 10 — Leases for additional details related to leases.
A lease is generally present in a contract if the lessee controls the use of identified property, plant or equipment for a period of time in exchange for consideration. Nearly all of UScellular’s leases are classified as operating leases, although it does have a small number of finance leases. UScellular’s most significant leases are for land and tower spaces, network facilities, retail spaces, and offices.
UScellular has agreements with both lease and nonlease components, which are accounted for separately. As part of the present value calculation for the lease liabilities, UScellular uses an incremental borrowing rate as the rates implicit in the leases are not readily determinable. The incremental borrowing rates used for lease accounting are based on UScellular's unsecured rates, adjusted to approximate the rates at which UScellular would be required to borrow on a collateralized basis over a term similar to the recognized lease term. UScellular applies the incremental borrowing rates to lease components using a portfolio approach based upon the length of the lease term. The cost of nonlease components in UScellular’s lease portfolio (e.g., utilities and common area maintenance) are not typically predetermined at lease commencement and are expensed as incurred at their relative standalone price.
Variable lease expense occurs when, subsequent to the lease commencement, lease payments are made that were not originally included in the lease liability calculation. UScellular’s variable lease payments are primarily a result of leases with escalations that are tied to an index. The incremental changes due to the index changes are recorded as variable lease expense and are not included in the ROU assets or lease liabilities.
The identified lease term determines the periods to which expense is allocated and also has a significant impact on the ROU asset and lease liability calculations. Many of UScellular’s leases include renewal and early termination options. At lease commencement, the lease terms include options to extend the lease when UScellular is reasonably certain that it will exercise the options. The lease terms do not include early termination options unless UScellular is reasonably certain to exercise the options. Certain asset classes have similar lease characteristics; therefore, UScellular has applied the portfolio approach for lease term recognition for its tower space, retail, and certain ground lease asset classes.
Lessor Agreements
UScellular's most significant lessor leases are for tower space. All of UScellular’s lessor leases are classified as operating leases. A lease is generally present in a contract if the lessee controls the use of identified property, plant, or equipment for a period of time in exchange for consideration. UScellular’s lessor agreements with lease and nonlease components are generally accounted for separately.
The identified lease term determines the periods to which revenue is allocated over the term of the lease. Many of UScellular’s leases include renewal and early termination options. At lease commencement, lease terms include options to extend the lease when UScellular is reasonably certain that lessees will exercise the options. Lease terms would not include periods after the date of a termination option that lessees are reasonably certain to exercise.
Variable lease income occurs when, subsequent to the lease commencement, lease payments are received that were not originally included in the lease receivable calculation. UScellular’s variable lease income is primarily a result of leases with escalations that are tied to an index. The incremental increases due to the index changes are recorded as variable lease income.

Legal proceedings	UScellular is involved or may be involved from time to time in legal proceedings before the FCC, other regulatory authorities, and/or various state and federal courts. If UScellular believes that a loss arising from such legal proceedings is probable and can be reasonably estimated, an amount is accrued in the financial statements for the estimated loss. If only a range of loss can be determined, the best estimate within that range is accrued; if none of the estimates within that range is better than another, the low end of the range is accrued. The assessment of the expected outcomes of legal proceedings is a highly subjective process that requires judgments about future events. The legal proceedings are reviewed at least quarterly to determine the adequacy of accruals and related financial statement disclosures. The ultimate outcomes of legal proceedings could differ materially from amounts accrued in the financial statements.
Variable Interest Entities	UScellular consolidates VIEs in which it has a controlling financial interest as defined by GAAP and is therefore deemed the primary beneficiary. UScellular reviews the criteria for a controlling financial interest at the time it enters into agreements and subsequently when events warranting reconsideration occur. These VIEs have risks similar to those described in the “Risk Factors” in UScellular’s Form 10-K for the year ended December 31, 2020.